Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Turkcell İletişim Hizmetleri A.Ş. (the “Company”) on Form 20-F for the period ending December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ali Taha Koç
Name:	Ali Taha Koç
Title:	Chief Executive Officer

Date:	April 17, 2026

By:	/s/ Kamil Kalyon
Name:	Kamil Kalyon
Title:	Chief Financial Officer

Date:	April 17, 2026